10.6

                   AGREEMENT FOR THE ASSUMPTION OF LIABILITIES

                  THIS AGREEMENT, entered into this 24th day of January, 1997, by and between OHIO KEY I, INC., a Florida corporation, hereinafter referred to as the "Transferee", and SUNSHINE KEY ASSOCIATES LIMITED PARTNERSHIP, a Florida limited partnership, hereinafter referred to as the "Transferor".

                  1. Liabilities. For purposes of this Agreement, the term "Liabilities" shall mean all liabilities of the Transferor including, without limitation, all debts and sums of money owed by Transferor and all obligations and undertakings to be performed by Transferor in connection with or relating to the Property, or any portion thereof. The term "Property" shall mean the real property described on Exhibit "1" attached hereto.

                  2. Assumption. The Transferee hereby assumes, and agrees to be bound by and to timely pay and discharge, all of the Liabilities. Transferee shall indemnify, defend and hold Transferor harmless from and against all damages, claims, demands, costs, fees and expenses whatsoever (including reasonable attorneys' fees and court costs) arising out of the Liabilities assumed by Transferee pursuant to this Section 2.

                  3. Representation. The Transferor hereby represents and covenants that no uncured default exists under any of the Liabilities.

                  4. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective heirs, personal representatives, successors, distributees and assigns.

                  5. Duplicate Originals. This Agreement may be executed and delivered in counterparts, each of which shall be deemed to be a duplicate original hereof.

                  6. Effective Date. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

Signed, Sealed and Delivered                 Ohio Key I, Inc.
in the Presence of:

/s/ Jane Bergman                            By: /s/ C. John Knorr, Jr.
---------------------------------               --------------------------------
                                                C. John Knorr, Jr., President

                                                        "TRANSFEREE"

Signed, Sealed and Delivered                Sunshine Key Associates Limited
in the Presence of:                         Partnership, a Florida limited
                                            partnership

/s/ Jane Bergman                            By: Infinity Investment Group, Inc.,
----------------------------------              its general partner


                                            By: /s/ C. John Knorr, Jr.
                                                --------------------------------
                                                C. John Knorr, Jr., President
                                                         "TRANSFEROR"

STATE OF FLORIDA )
COUNTY OF        )


                  The foregoing instrument was acknowledged before me this
          day of                , 1997, by C. John Knorr, Jr., the President of
Ohio Key I, Inc., a Florida corporation, on behalf of said corporation. He is personally known to me or has produced as identification.


My Commission Expires:
                                              Notary Public, State of Florida
         (SEAL)

                                              Printed Notary Signature







STATE OF FLORIDA )
COUNTY OF        )

         The foregoing instrument was acknowledged before me this
          day of                , 1997, by C. John Knorr, Jr., the President of
Infinity Investment Group, Inc., the general partner of Sunshine Key Associates Limited Partnership, a Florida limited partnership, on behalf of said corporation and partnership. He is personally known to me or has produced as identification.

My Commission Expires:
                                             Notary Public, State of Florida
         (SEAL)

                                             Printed Notary Signature


                                        3